AMOUNT AND
1.1
Revol
(a)
(b)
Borrowing
1.2

FHLB Chicago

1 Welcome Summer Member Meetings [Date] Exhibit 99.1

2 Agenda • Welcome • State of the FHLB Chicago: From Remediation to Transformation • Recent Financial Results • Member Credit, Collateral, and Products • Market Update

This presentation contains forward-looking statements which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as
“anticipates,” “believes,” “expects,” “could,” “plans,” “estimates,”
“may,” “should,” “will,” or their negatives or other variations on these terms. We caution that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking
statements, and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized.
These forward-looking statements involve risks and uncertainties including, but not limited to, instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in mortgage interest rates and prepayment speeds on mortgage assets, our ability to

successfully transition to a new business model and the risk factors set forth in our periodic filings with the Securities and Exchange
Commission, which are available on our website at www.fhlbc.com.   In
addition, certain information included here speaks only as of the particular date or dates included in this presentation, and the information in the presentation may have become out of date. We do not undertake an obligation, and disclaim any duty, to update any of the information in this presentation. The data and valuations provided in this presentation are for information purposes only and are provided as an accommodation and without charge.  This presentation is not intended to constitute legal, investment, or financial advice or the rendering of legal, consulting, or other professional services of any kind.
“Mortgage Partnership Finance,” “MPF,” and “MPF Xtra” are registered trademarks of the Federal Home Loan Bank of Chicago.

5 State of the FHLB Chicago: From Remediation to Transformation Matt Feldman President and CEO

6 Today’s Topics • Remediation: Where we’ve been • Transformation: Where we’re going • External/Public Policy Considerations

FHLBC Goals
• Provide our funding advantage and other essential
products and services to our members;
• Generate consistent, profitable results;
• Stabilize our capital base through a capital stock
conversion;
• Grow retained earnings;
• Simplify our business model and operations; and
• Restore an appropriate dividend and full liquidity
to our stock.

Remediation: A simpler FHLBC
• Where We’ve Been:
Restructured the balance sheet
Completed the asset replacement strategy
Completed implementation of core operating
systems to provide platform for process
reengineering
Submitted Capital Plan and Market Risk
Framework to Federal Housing Finance
Agency (FHFA)

Remediation: The Results
• A balance sheet that’s getting simpler
• Improvement in net interest margin
• Streamlined/re-engineered processes
• Over time, positioning the Bank to achieve our
goals of consistent profitability, reduced
interest rate risk, lower/more consistent
hedging costs, reduced operating expenses,
resumption of a dividend, and full liquidity for
our stock

Transformation: Member Focus
• Where We’re Going:
We continue our transformation from a business
model focused on the acquisition of individual
mortgage loans to one focused on advances
The challenge of becoming an advances bank
when advance volumes are declining

Transformation: Member Focus
• We will be a reflection of member needs,
market conditions, and economy
• Focus on:
– Maximizing utilization of FHLB Chicago by all
members
– Adding new members, including insurance
companies and credit unions

Transformation: Member Focus
• Our scale will match your needs/your
utilization of the Bank
• We remain committed to operating the MPF ®
Program and to expanding the suite of MPF
Xtra ® products for our members
• We plan to convert our capital stock as
expeditiously as possible after approval from
the FHFA

13 Continuing Considerations • Economy • Financial services reform • Housing finance reform • Public policy issues

Impact of Housing Reform Legislation
• Grouping the FHLBanks with Fannie and
Freddie in discussions of implied guarantee
could impact:
Cost of funds
Availability of liquidity to members
Ownership structure

15 Public Policy Discussions • Redefinition of American dream • Home ownership vs. rental vs. hybrid/co-op • Mortgage structures • Housing affordability vs. accessibility

Public Policy Discussions
• In coming discussions, your support is
important
• The FHLBanks are working with your trade
associations in developing discussion points
for the coming debate
• We will need your help and support

17 Transformation • Goals are clear • Substantial progress • Significant challenges remain • We are in it with you and for you

Recent Financial Results Roger Lundstrom Chief Financial Officer

19 FHLB Chicago Historical Perspective

($ in billions)
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10

FHLB Chicago

20 Advance Balances, at Par

($ in billions)
50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10

FHLB Chicago

21 MPF Loans Held in Portfolio

50.0
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
($ in billions)
Advances
MPF
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10

FHLB Chicago

Advances and MPF Loans 22 22

23
FHLBC Members Placed Into Receivership
#  Institutions
2009 19
YTD as of 5/14/2010 8
• Total credit outstanding $1.0 billion
• All institutions were fully collateralized
• No credit losses to date

24 First Quarter Performance Review

Selected Balance Sheet Items – Assets
Q1 2009 vs. Q1 2010
$ in millions
3/31/2010 3/31/2009 Difference
ASSETS
     Advances $21,291 $31,197 ($9,906)
     MPF Loans Held in Portfolio, net 22,678 29,825 (7,147)
     Long-term Investments 24,696 16,017 8,679
Total Housing/Mission
- Related Assets 68,665 77,039 (8,374)
Other Investments 15,622 5,055 10,567
Other Assets 1,782 1,656 126
Total Assets 86,069 83,750 2,319

Selected Balance Sheet Items – Liabilities & Capital
Q1 2009 vs. Q1 2010
$ in millions
3/31/2010 3/31/2009 Difference
LIABILITIES
Total Deposits $830 $1,352 ($522)
CO's, DN's, Repos 78,813 77,362 1,451
Subordinated Notes 1,000 1,000 -
Mandatorily Redeemable Capital Stock 470 409 61
Other Liabilities 2,413 2,175 238
Total Liabilities 83,526 82,298 1,228
CAPITAL
Capital Stock 2,332 2,355 (23)
Retained Earnings 709 734 (25)
Accumulated OCI (498) (1,637) 1,139
Total Capital 2,543 1,452 1,091
Total Liabilities and Capital 86,069 83,750 2,319

Regulatory Capital  Requirements
The Bank continues to be in compliance with
all required capital ratios.
$3.802 billion in regulatory capital stock plus
designated amount of subordinated notes at
March 31, 2010; (required minimum of $3.600
billion).
Actual at
3/31/2010
Minimum Regulatory
Capital Ratio Required
5.24% 4.76%

$ in millions
Selected Income Statement Items
*Includes gain/loss on OTTI, hedging, & debt transfers
**Excludes MPF Program, FHFA, & Office of Finance expenses
FY 2009 FY 2008 Difference
Net Interest Income 570 $       199 $       371
OTTI Charges, net (437) (292) (145)
NII Including Adjustments* 45 (28) 73
Operating Expenses** (114) (113) (1)
REFCO Payments - - -
AHP Assessment - - -
Net Income (65) (119) 54

$ in millions
Selected Income Statement Items
*Includes gain/loss on OTTI, hedging, & debt transfers
**Excludes MPF Program, FHFA, & Office of Finance expenses
First
Quarter
2010
First
Quarter
2009 Difference
Net Interest Income 136 $         141 $         (5) $
OTTI Charges, net (44) (86) 42
NII Including Adjustments* 29 (22) 51
Operating Expenses** (24) (25) 1
REFCO Payments (1) - (1)
AHP Assessment - - -
Net Income 1 (39) 40

Other-Than-Temporary Impairment (OTTI)
Impact on YTD Net Income
$ in millions
Net Income has improved significantly.
1Q 2010 FY 2009 FY 2008
Net Income (Loss) 1 $         (65) $        (119) $
OTTI Credit Loss 44 437 53
Impact on Assessments (13) (106) -
Net Income (Loss) Excluding OTTI 32 266 (66)

Millions
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010

FHLB Chicago

31 Quarterly Net Interest Income

Net Spread -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% Mar-02 Mar-03 Mar-04 Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 32

Millions
$150.0
$100.0
$50.0
$0.0
($50.0)
($100.0)
($150.0)
($200.0)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010

FHLB Chicago

33 Quarterly Net Income

# of Employees
500
450
400
350
300
250
200
150
100
50
0
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Mar-10

FHLB Chicago

34 Number of Employees

35 Other-Than-Temporary Impairment

Other-than-Temporary Impairment
As of March 31, 2010
$ in millions
* Accumulated Other Comprehensive Income
Credit Losses = losses due to cash shortfalls on the underlying securities
Non-Credit Losses = losses that primarily result from current market conditions net of accretion
FY 08 $53 $233
FY 09 437 745
1Q 10 44 (67)
$534 $911
Credit Losses
Non-Credit Losses
Change in AOCI*

Millions
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010

FHLB Chicago

Retained Earnings 37

Profitability – Spread to Index
-12.55%
-11.76%
1.17%
-2.79%
-5.65%
10.49%
-17.07%
2.14%
-0.13%
-20.00%
-16.00%
-12.00%
-8.00%
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
20.00%
1Q
2008
2Q
2008
3Q
2008
4Q
2008
1Q
2009
2Q
2009
3Q
2009
4Q
2009
1Q
2010

39 Ratio of Market to Book -40% -20% 0% 20% 40% 60% 80% 100% 1Q 2008 2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009 3Q 2009 4Q 2009 1Q 2010

Conclusions
• Both Advances and MPF loans are declining, but
for very different reasons.
• Net spread has increased strongly and is now
consistently in desirable range.
• Future OTTI credit loss levels are uncertain and
are strongly linked to home sales, home price
appreciation/depreciation, and employment.
Levels over the last two quarters have shown
declining credit charges and rising securities
prices.

Member Update Chad Brandt Executive Vice President Banking and Advances Product Group

42 Member Update • Membership Credit • Commercial Real Estate • CFI Collateral • Mark-to-Market • Collateral Systems • Member Activity

Member Credit Profile
• The current credit cycle began in August 2007
• Credit quality within the membership seems to have
stabilized at the end of Q1 2010
• For the first time since the start of the cycle, more
members’ call report data indicated improving rather
than declining condition
To date, 27 members have been resolved, all in
2009-2010
In 2008 and 2009, 22 members
Bank!
joined
the

900
800
700
600
500
400
300
200
100
0
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
1
2
3
4
5

FHLB Chicago

44 Member Profile: Risk Ratings

Collateral in a Cooperative
• Ongoing efforts to maximize collateral
availability for members
• Ongoing efforts to monitor collateral quality
• We want to make it easier to use the Bank
• We want to continue to support members in
tough economy

Commercial Real Estate Update
• Commercial Real Estate (CRE) was approved in
late 2009
• Several members have gone through the CRE
process
CRE-specific field review (at no charge to the
member)
Valuation of the collateral
About 5 to 6 weeks end-to-end

47 Commercial Real Estate Update • Initially, the Collateral Loan Value for CRE has been established at 33% of the unpaid principal balance (UPB) • Will be modified as market allows

Commercial Real Estate Update
• Not the best time in the market to roll out CRE as a
collateral class
• A number of restrictions prevented members from
fully accessing CRE:
Eligibility guidelines
Listing requirement
Trade-off time/eligibility/collateral loan value
Risk rating (not available to risk-rated 5 members)
• We learned a lot about CRE in the process of
implementation…and something about CFI
collateral, too

CFI Collateral
• In the CRE field review process, we discovered that
Community Financial Institution (CFI) collateral was
underutilized by members as a collateral class
10% asset cap
Listing required
• Less than $1 billion of CFI collateral is currently
being pledged
• Over $20 billion CFI collateral resides on member
balance sheets

CFI Collateral
• CFIs are defined as institutions with less than
$1.029 billion in average total assets for
2007 - 2009
• 93% of our members are CFIs
• 60% of members have over 30% of their assets in
CFI collateral

51 CFI Collateral • CFI collateral includes Small farm loans Small business loans Small agribusiness loans

52 CFI Collateral Goals • Make members aware of CFI collateral availability • Streamline the CFI pledging process • Increase the amount of eligible CFI collateral pledged by members

Mark-to-Market (MTM) Update
• Last year we reported that we would be marking
collateral to market
• Collateral loan value would be a function of MTM
• Listed collateral would be submitted to outside
valuation service

54 Mark-to-Market Update • Broad implementation of MTM on member collateral has been challenging • Data requirements Quantity Quality

Mark-to-Market Update
• Assigning the proper value to members on blanket
lien has been subject to ongoing discussion
• Member impact a critical consideration
• Must be fair
• Notice of change in valuation must be sufficient for
members to adjust

Mark-to-Market Update
• Full implementation of MTM late 2010/2011
• We are acting on portfolio valuations of some members
submitting data that are required to list
Reducing collateral loan value in cases where the
valuations do not support the standard haircuts
• As always, our credit actions are designed to protect
collective member capital
• No credit losses have been taken related to the
member resolutions thus far

Collateral Systems Update
• Last year we informed you of our intention to move
the QCR to an entirely web-based platform
• Budget and resource constraints have postponed
that enhancement until 2011
• However, we have made some changes to the
QCR to make it easier for members to upload the
data to the Bank
• Also, we have provided additional personnel
resources to assist members with their QCR and
Collateral Listing
• We are happy to come to your location to
help!

Member Activity - Advances
• Member advance balances continue to decline
• From a peak of $38.1 billion in Q4 of 2008,
advances stand at $21.3 billion on 3/31/10
Members continue to receive customer deposits
Members continue to reduce balance sheets
Members are not adding assets quickly
• Some members are beginning to fund longer term
Long-term advance rates are attractive,
approaching historic lows

Member Activity - Letters of Credit
• Letters of Credit continue to be popular with the
membership
LOC volumes have stabilized at $1.1 billion (at
3/31/09) after rapidly increasing from their 2008
levels during the crisis
The mix of LOCs has shifted from primarily
public unit deposit (PUD) LOCs to standby LOCs
Business insurance providers like the product

Member Activity - MPF Xtra
®
• MPF Xtra volumes have surpassed
$3.7 billion
• We recently improved our pricing to the
membership and saw a commensurate
increase in member activity
• As expected, the credit performance of the
loans has been excellent

Member Activity – Community Investment
• Applications available soon for 2010
Affordable Housing Program grants (deadline
September 1, 2010)
• FHLBanks celebrating 20 years of AHP
• National Housing Conference will honor
FHLBanks as “Housing Person of the Year”
next month

Post- July 24, 2008 Stock Redemptions
• Recall that, since July 24, 2008, the Bank has been
allowed to redeem activity-based capital stock
purchased in excess of a member’s capital stock
floor
• This program is working nicely and was a welcome
relief to the membership

Post- July 24, 2008 Stock Redemptions
• Through March 31, 2010, approximately:
$225 million in activity-based capital stock has
been purchased to support additional advances
(more than 100 members)
$112 million has been redeemed
• The FHLB structure works

Summary
• We are focused on partnering with members,
regardless of the state of the economy
• We want to ensure members are maximizing their
membership through credit availability and product
usage
• We are actively monitoring credit and collateral
quality
• We are striving to improve collateral availability and
processes
• Your access is our business

AMOUNT AND
1.1
(a)
(b)
Borrowing
1.2

FHLB Chicago

Financial Market Update: Impact on FHLBC Members Patrick Quinn Vice President

66 Market Update • Update On Economic Conditions • Impact On FHLBC Members • Balance Sheet Strategies For The Future • Where Do We Stand? • Summary • Questions

67 67
Update On Economic Conditions
• Historic times require historic actions, and the
actions from Federal Reserve and U.S. Treasury
helped stabilize the crisis and laid the groundwork
for economic growth.
• The U.S. economy is experiencing improving
trends, and the consensus is that prospects for
sustainable economic growth are increasing.
• Many analysts believe that the U.S. economy
seems well-prepared to deal with the global risk
concerns developing in Europe.
However, risks do remain.

68
Update On Economic Conditions
• Positives:
GDP growth
Worker productivity levels
Rebounding manufacturing sector
Improving corporate profits (especially
financials)
Consumer spending
Employment
Expiration of temporary Federal Reserve
facilities

Gross Domestic Product
Quarterly Percent Change

5
4
3
2
1
0
-1
-2
Jan-80
Oct-80
Jul-81
Apr-82
Jan-83
Oct-83
Jul-84
Apr-85
Jan-86
Oct-86
Jul-87
Apr-88
Jan-89
Oct-89
Jul-90
Apr-91
Jan-92
Oct-92
Jul-93
Apr-94
Jan-95
Oct-95
Jul-96
Apr-97
Jan-98
Oct-98
Jul-99
Apr-00
Jan-01
Oct-01
Jul-02
Apr-03
Jan-04
Oct-04
Jul-05
Apr-06
Jan-07
Oct-07
Jul-08
Apr-09
Jan-10

FHLB Chicago

69 GDP: Moderate growth with major uncertainties 69 Source: Federal Reserve Database

Nonfarm Productivity Index

160
150
140
130
120
110
100
90
80
[redacted]
Jan-80
Oct-80
Jul-81
Apr-82
Jan-83
Oct-83
Jul-84
Apr-85
Jan-86
Oct-86
Jul-87
Apr-88
Jan-89
Oct-89
Jul-90
Apr-91
Jan-92
Oct-92
Jul-93
Apr-94
Jan-95
Oct-95
Jul-96
Apr-97
Jan-98
Oct-98
Jul-99
Apr-00
Jan-01
Oct-01
Jul-02
Apr-03
Jan-04
Oct-04
Jul-05
Apr-06
Jan-07
Oct-07
Jul-08
Apr-09
Jan-10

FHLB Chicago

70 Productivity levels have reached historic highs 70 Source: Federal Reserve Database Employee productivity gains have help improve corporate profits

Capacity Utilization

Percentage

[redacted]
90
85
80
75
70
65
Feb-80
Nov-80
Aug-81
May-82
Feb-83
Nov-83
Aug-84
May-85
Feb-86
Nov-86
Aug-87
May-88
Feb-89
Nov-89
Aug-90
May-91
Feb-92
Nov-92
Aug-93
May-94
Feb-95
Nov-95
Aug-96
May-97
Feb-98
Nov-98
Aug-99
May-00
Feb-01
Nov-01
Aug-02
May-03
Feb-04
Nov-04
Aug-05
May-06
Feb-07
Nov-07
Aug-08
May-09
Feb-10

FHLB Chicago

71 Manufacturing sector is leading the economy out of the recession 71 Source: Federal Reserve Database Strong rebound in manufacturing

Industry Profits and Nominal GDP
% Change Since 1970
[redacted]
3500%
3000%
2500%
2000%
1500%
1000%
500%
0%
1970 1972 1974 1976 1978 1980 1982 1984 1986 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009
Financial
Nonfinancial
Nominal GDP

FHLB Chicago

72 Finance industry profits vs. other industries Source: Bureau of Economic Analysis Finance industry profits near all-time highs

Total Corporate Profits
Billions of Dollars

1,600
1,400
1,200
1,000
800
600
400
200
0
1948
1949
1951
1953
1955
1956
1958
1960
1962
1963
1965
1967
1969
1970
1972
1974
1976
1977
1979
1981
1983
1984
1986
1987
1989
1990
1992
1994
1996
1997
1999
2001
2003
2004
2006
2008
2010

FHLB Chicago

73 Corporate profits: largest year-over-year gain in 25 years 73 Source: Bureau of Economic Analysis

Personal Consumption Expenditures
Year Over Year Percent Change

14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
[redacted]

FHLB Chicago

74 Consumers finally increasing spending levels 74 Source: Federal Reserve Database Consumer spending levels are slowly increasing

Nonfarm Payrolls

Monthly Change in Thousands

1200
1000
800
600
400
200
0
-200
-400
-600
-800
Jan-80 Sep-80 May-81 Jan-82 Sep-82 May-83 Jan-84 Sep-84 May-85 Jan-86 Sep-86 May-87 Jan-88 Sep-88 May-89 Jan-90 Sep-90 May-91 Jan-92 Sep-92 May-93 Jan-94 Sep-94 May-95 Jan-96 Sep-96 May-97 Jan-98 Sep-98 May-99 Jan-00 Sep-00 May-01 Jan-02 Sep-02 May-03 Jan-04 Sep-04 May-05 Jan-06 Sep-06 May-07 Jan-08 Sep-08 May-09 Jan-10
[redacted]

FHLB Chicago

75 Job creation is returning slowly 75 Source: Federal Reserve Database 573k jobs created so far in 2010

• PDCF
– Primary dealers obtain funds against
collateral
– Start: 03/08 End: 02/10
• ABCP
– Banks borrow from the Fed to
purchase ABCP
– Start: 09/08 End: 02/10
• TSLF
– Primary dealers obtain Treasurys
against collateral
– Start: 03/08 End: 02/10
• MMIFF
– Fed buys CP and CDs
– Start: 10/08 End:10/09

Expiration of Federal Reserve Liquidity Facilities
• CPFF
– Fed buys CP from Tier 1 issuers
– Start: 10/08 End: 02/10
• TALF
– Fed leveraged TARP money to provide
loans against ABS
– Start: 11/08 End: 03/10
• TAF
– Loan facility for short term funding
– Start: 12/08 End: 03/10
• TLGP
– FDIC guarantees new issuance by
financial companies.
– Start: 10/08 End: 10/09
Source: Federal Reserve Board of Governors, U.S. Treasury, FDIC

Primary Credit Discount Window Borrowings
Billions of Dollars

120
100
80
60
40
20
0
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
[redacted]

FHLB Chicago

77 Discount window borrowings are falling 77 Source: Federal Reserve Bank of St. Louis 2/19/10- Federal Reserve hikes the discount rate .25%

CPP Investments (Billions of Dollars)

Total amount outstanding
Total an
$137.27
$67.63

CPP Banks

Number of institutions with CPP outstanding
Number of institutions fully repaid
Number of institutions partially repaid
9
70
707

FHLB Chicago

78 TARP’s Capital Purchase Program (CPP) Update 78 Source: U.S. Treasury

CPP Investments In Community Banks
(Billions of Dollars)
$0.306
$3.379
Total amount outstanding
Total amount repaid

CPP Community Banks
Institutions with CPP outstanding
Institutions fully repaid
Institutions partially repaid
Institutions with increased CPP outstanding
101
326
3
15

FHLB Chicago

79 CPP and Community Banks 79 Source: U.S. Treasury

Warrants of the 70 Institutions That Have Exited the TARP CPP Program (Number of Banks)

18
52
Banks repurchasing warrants or warrants sold at auction
Banks with warrants outstanding

U.S. Treasury Gains from Warrant Repurchases and Auctions: $5.98B

FHLB Chicago

80 CPP warrants are slowly being repaid 80 Source: U.S. Treasury

FDIC Problem Banks

1,600
1,400
1,200
1,000
800
600
400
200
0
1990Q4
1994Q4
1998Q4
2001Q2
2002Q2
2003Q2
2004Q2
2005Q2
2006Q2
2007Q2
2008Q2
2009Q2

FHLB Chicago

81 Problem banks: still well below S&L crisis levels Source: FDIC

Bank Failures By Year

600
500
400
300
200
100
0
1934
1936
1938
1940
1942
1944
1946
1948
1950
1952
1954
1956
1958
1960
1962
1964
1966
1968
1970
1972
1974
1976
1978
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
Bank Failures
2010 Annualized

FHLB Chicago

82 Bank Failures: Below S&L Crisis levels Source: FDIC

83
Impact On FHLBC Members
• The U.S. Treasury yield curve remains near its
steepest level in history
• The Federal Reserve has intentionally
implemented this strategy by anchoring the
Fed Funds rate at 0.00% - 0.25% and by
committing to hold rates at low levels for an
“extended period.”
• Result = improved net interest margins

U.S. Treasury 2-Year 10-Year Spread
3.00
2.00
1.00
0.00
-1.00
-2.00
-3.00
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

FHLB Chicago

84 Yield curve remains steep 84 Source: Federal Reserve Bank of St. Louis Widest spread in history.

Net Interest Margin for U.S. Banks with Assets Greater than $15B

4.0
3.8
3.6
3.4
3.2
3.0
2.8
Jan-84
Jan-85
Jan-86
Jan-87
Jan-88
Jan-89
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

FHLB Chicago

85 NIMs have improved more significantly for larger institutions than smaller institutions 85 Source: Federal Reserve Bank of St. Louis

Net Interest Margin for U.S. Banks with Assets Between $300M and $1B

5.6
5.2
4.8
4.4
4.0
3.6
Jan-84
Jan-85
Jan-86
Jan-87
Jan-88
Jan-89
Jan-90
Jan-91
Jan-92
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

FHLB Chicago

86 Are CRE write-downs hampering net interest margins for small banks? 86 Source: Federal Reserve Bank of St. Louis

Commercial and Industrial Loans
Millions of Dollars

$1,700,000
$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

U.S. Treasury & GSE Debt
Millions of Dollars

$1,600,000
$1,500,000
$1,400,000
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10

FHLB Chicago

87 Banks are managing capital positions 87 Source: Federal Reserve Database

88
Impact On FHLBC Members
• FHLBC is helping our members with advance
restructurings.
• Some members are taking advantage of the
current environment by prepaying higher-cost
advances and refinancing into lower-cost, term
advances, helping increase net interest margins.
• We work with our members on different
structures, calculate the advance prepayment
fee, apply the appropriate discount, and execute
the new advances.

89
Impact On FHLBC Members
• What about the accounting?
In certain cases, members have worked with
advisors to achieve favorable accounting
treatment by amortizing the prepay fee over the
life of the new advance.
• Examples:
Putables Fixed-rate
Fixed-rate Floating-rate
Putables & floating-rates Floating-rates with
caps

90
Impact On FHLBC Members
• We have the tools and resources available to help
you manage your balance sheets in these difficult
markets:
Scenario analysis
Product discussions
Discussions regarding developments in the
financial markets

91 Impact On FHLBC Members • FHLBC New Products: Symmetrical Prepay Delivery vs. Payment Enhanced capabilities of our current structures More to come 91

92
Where Do We Stand?
• Sovereign debt concerns have increased risk
concerns in the financial markets.
• Will there be another credit crisis?
• Federal Reserve rate hike expectations have been
pushed back to next year.

Export Data
Go to
Straight From The Lab - Federal Funds Implied Probability
Method: Options Futures (Live)
FOMC Date: 12/14/2010
Observation Date: 5/ 20 / 10
Last Calculated 5/20 11:42 NY
Second Series: Observation Date
5/ 3 / 10
Expected Outcomes of the Fed Rate for FOMC Date 12/14/10
5/3/10
5/20/10
56.9 %
42.8 %
28.8 %
31.4 %
22.8 %
4.7 %
0.6 %
6.4 %
5.0 %
0.6 %
0.0 % 0.0 %
0.00
0.25
0.50
0.75
1.00
1.25
Fed Funds Target Rate
Note: These probabilities were calculated using Fed Funds futures data.

[redacted]

FHLB Chicago

93 Impact of the Sovereign debt crisis: Market expectations for rate hikes reduced 93 Source: Bloomberg

94
Summary
• U.S. economic conditions have improved and
prospects for the future remain positive.
• Employment is the key economic component.
• Members are utilizing the steep yield curve to enhance
their balance sheets using FHLBC products.
• The sovereign debt crisis has increased risk concerns,
helping to support the currently artificially low interest
rates environment.

95
FHLBC Member Services
• FHLBC Weekly Market Update
– Conferenceplus.com
– [Contact information]
– Every Thursday afternoon at 3 p.m.
– Discuss financial market developments as they relate to
member balance sheets
– Funding strategies
• Member Transaction Desk (877) 230-1610

96 Contact Information Patrick Quinn, Vice President Member Group Product Manager Federal Home Loan Bank of Chicago [contact information] 96

97 Questions?